                                                                 Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection  with the annual  report on Form 10-KSB of NEDAK  Ethanol,
LLC (the  "Company")  for the period ended  December 31, 2006, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Jerome
Fagerland,  President of the  Company,  certify,  pursuant to 18 U.S.C.  Section
1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002,
that:

         1.   The Report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

                              /s/ Jerome Fagerland
                              ---------------------------------
                              President and Chief Executive
                              Officer
                              Dated: April 2, 2007